UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2026

REPAY HOLDINGS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38531	98-1496050
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Peachtree Road NW Suite 1100
Atlanta, Georgia		30305
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 404 504-7472

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RPAY	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 1, 2026, Repay Holdings Corporation (the "Company" or "REPAY") filed a Current Report on Form 8-K (the "Original Form 8-K") with the U.S. Securities and Exchange Commission, reporting that, on June 1, 2026, the Company completed the previously announced acquisition of KUBRA Holdings, Inc., a Delaware corporation ("Kubra US"), and KUBRA Data Transfer Ltd., an Ontario corporation ("Kubra Canada" and together with Kubra US, "KUBRA"), pursuant to the Stock Purchase Agreement, dated as March 30, 2026, by and among the Company, Hearst KUBRA Holdings, Inc., a Delaware corporation, Kubra US and Kubra Canada.

This Current Report on Form 8-K/A amends Items 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K as permitted by Item 9.01(a)(3) and (b)(2) of Form 8-K. Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired

The audited KUBRA combined and consolidated financial statements as of and for the years ended December 31, 2025 and 2024, and the accompanying notes to the audited financial statements, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited KUBRA condensed combined and consolidated financial statements as of and for the three months ended March 31, 2026 and 2025, and the accompanying notes to the consolidated financial statements, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.3 and incorporated herein by reference:

(i) Unaudited Pro Forma Condensed Combined Financial Information as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025.

(ii) Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits

Exhibit No.	Description
23.1*	Consent of Deloitte & Touche LLP, independent auditors
99.1*	Audited Combined and Consolidated Financial Statements of KUBRA
99.2*	Unaudited Condensed Combined and Consolidated Financial Statements of KUBRA
99.3*	Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repay Holdings Corporation

Date:	August 17, 2026	By:	/s/ Tyler B. Dempsey
Tyler B. Dempsey General Counsel and Corporate Secretary